Exhibit 21.1

Subsidiaries of the Registrant
Subsidiary		Jurisdiction
TPG RE Finance, Ltd.		Cayman Islands
TPG RE Finance Trust, Inc.		Maryland
TPG RE Finance Trust HoldCo, LLC		Delaware
TPG RE Finance Trust TRS Corp.		Delaware
TPG RE Finance Trust Equity, L.P.		Delaware
TPG RE Finance Trust Sub 1, LLC		Delaware
TPG RE Finance 1, Ltd.		Cayman Islands
TPG RE Finance 2, Ltd.		Cayman Islands
TPG RE Finance 3, LLC		Delaware
TPG RE Finance 4, LLC		Delaware
TPG RE Finance 5, LLC		Delaware
TPG RE Finance 6, LLC		Delaware
TPG RE Finance 7, LLC		Delaware
TPG RE Finance 8, LLC		Delaware
TPG RE Finance, LLC		Delaware
TPG RE Finance 9, LLC		Delaware
TPG RE Finance 10, LLC		Delaware
TPG RE Finance 11, Ltd.		Cayman Islands
TPG RE Finance 12, Ltd.		Cayman Islands
TPG RE Finance Pledgor 1, LLC		Delaware
TPG RE Finance Pledgor 2, LLC		Delaware
TPG RE Finance 13, Ltd.		Cayman Islands
TPG RE Finance 14, Ltd.		Cayman Islands
TPG RE Finance 15, LLC		Delaware
TPG RE Finance 16, LLC		Delaware
TRT Securities 1, LLC		Delaware
TRT Securities 2, LLC		Delaware
TRT Securities 3, LLC		Delaware
TRT Securities 4, LLC		Delaware
TPG RE Finance Pledgor 12, LLC		Delaware
TRT Securities 5, LLC		Delaware
TPG RE Finance 17, LLC		Delaware
TPG RE Finance 18, LLC		Delaware
TPG RE Finance 19, LLC		Delaware
TPG RE Finance 20, Ltd.		Cayman Islands
TPG RE Finance Pledgor 11, LLC		Delaware
TPG RE Finance 21, Ltd.		Cayman Islands
TPG RE Finance 22, Ltd.		Cayman Islands
TPG RE Finance 23, Ltd.		Cayman Islands
TPG RE Finance Pledgor 20, LLC		Delaware
TPG RE Finance Trust 2018-FL1 Co-Issuer, LLC		Delaware
TPG RE Finance 2018 FL-1 Issuer, Ltd.		Cayman Islands
TPG RE Finance Trust CLO Loan Seller, LLC		Delaware
TPG RE Finance Trust 2018-FL1 Retention Holder, LLC		Delaware
TPG RE Finance Trust CLO Holdco TRS, LLC		Delaware
TPG RE Finance Trust CLO Sub-REIT Parent, LLC		Delaware
TPG RE Finance Trust CLO Sub-REIT		Maryland
TRTX CLO Loan Seller 2, LLC		Delaware
TRTX 2018-FL2 Retention Holder, LLC		Delaware
TRTX 2018-FL2 Issuer, Ltd.		Cayman Islands
TRTX 2018-FL2 Co-Issuer, LLC		Delaware
TPG RE Finance 24, Ltd.		Cayman Islands
TPG RE Finance 25, Ltd.		Cayman Islands
TPG RE Finance 26, Ltd.		Cayman Islands
TRTX Master CLO Loan Seller, LLC		Delaware
TRTX Master Retention Holder, LLC		Delaware
TRTX 2019-FL3 Issuer, Ltd.		Cayman Islands

TRTX 2019-FL3 Co-Issuer, LLC	Delaware
Las Vegas Land Acquisition 2020 Co., LLC	Delaware
TRTX 2021-FL4 Issuer, Ltd.	Cayman Islands
TRTX 2021-FL4 Co-Issuer, LLC	Delaware
TRTX 2022-FL5 Issuer, Ltd.	Cayman Islands
TRTX 2022-FL5 Co-Issuer, LLC	Delaware
TRTX 2025-FL6 Issuer, Ltd.	Cayman Islands
TRTX 2025-FL6 Co-Issuer, LLC	Delaware
TRTX 2025-FL7 Issuer, Ltd.	Cayman Islands
TRTX 2025-FL7 Co-Issuer, LLC	Delaware
TPG RE Finance 27, Ltd.	Cayman Islands
TPG RE Finance 28, Ltd.	Cayman Islands
TPG RE Finance 29, Ltd.	Cayman Islands
TPG RE Finance 30, Ltd.	Cayman Islands
Houston Office Acquisition 2022 Co., LLC	Delaware
El Camino Real Acquisition Co., LLC	Delaware
El Camino Real Acquisition HoldCo, LLC	Delaware
City Boulevard West Acquisition Co, LLC	Delaware
City Boulevard West Acquisition HoldCo, LLC	Delaware
Payton Place Acquisition Co., LLC	Delaware
Silicon Beach Acquisition Co., LLC	Delaware
1825 Park Avenue Acquisition Co., LLC	Delaware
1825 Park Avenue MRT Co., LLC	Delaware
One Bay Gap Finance Co., LLC	Delaware
TPG RE Finance San Jose Mezzanine, LLC	Delaware
SB 3401 Payton Place, LLC	Delaware
Upshore Acquisition Co., LLC	Delaware
San Antonio Acquisition Co. 2024, LLC	Delaware
Grove Acquisition HoldCo 2024, LLC	Delaware
Westlake Villas Acquisition HoldCo 2024, LLC	Delaware
Grove Acquisition Co. 2024, LLC	Delaware
Westlake Villas Acquisition Co. 2024, LLC	Delaware
Upshore Acquisition HoldCo 2024, LLC	Delaware
Upshore Acquisition Co. 2024, LLC	Delaware